UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2016

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On March 7, 2016, Celgene Corporation announced it has received a Paragraph IV Notice Letter advising that Actavis LLC submitted an Abbreviated New Drug Application (ANDA) to the U.S. Food and Drug Administration (FDA) seeking authorization from the FDA to manufacture and market a generic version of ABRAXANE® (paclitaxel protein-bound particles for injectable suspension) (albumin bound) 100 mg/vial in the United States.

The Notice Letter contains Paragraph IV certifications against certain of Celgene’s patents relating to ABRAXANE®. Celgene intends to vigorously defend its extensive intellectual property rights relating to ABRAXANE®.

Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcement.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 — Press Release dated March 7, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: March 7, 2016

By: Peter N. Kellogg
Name: Peter N. Kellogg
Title: Executive Vice President and Chief Financial Officer